                                                                EXHIBIT 99.3

                   PRO FORMA CONDENSED COMBINED BALANCE SHEET


The following unaudited pro forma condensed combined balance sheet combines the consolidated balance sheet of Morton Industrial Group, Inc. (Morton) at April 4, 1998 with the balance sheet of B & W Metal Fabricators, Inc. (B & W) at March 31, 1998 as though the merger had occurred on April 4, 1998. The Morton balance sheet at April 4, 1998 reflects the acquisition of Carroll George, Inc. which was consummated on March 30, 1998.


                                             HISTORICAL
                                           ----------------                     PRO FORMA
                                           MORTON     B & W      ADJUSTMENTS     COMBINED
                                           ------     -----      ------------    --------
            ASSETS                                               (In Thousands)
CURRENT ASSETS
     Cash                                $  1,069    $   525     $   --         $   1,594
     Temporary investments                    --          24         --                24
     Accounts, notes, and other
         receivables, less allowance
         for doubtful accounts of $100
         in 1998 and 1997                  12,977      1,056       (199)
                                                                    (20)           13,814
     Inventories                           10,602        815         --            11,417
     Prepaid expenses                       1,420         --         --             1,420
     Refundable income taxes                  994         --         --               994
     Deferred income taxes                  1,421         --         73 (2)         1,494
                                         --------    -------     -------        ---------

              Total current assets         28,483      2,420       (146)           30,757


DEFERRED INCOME TAXES                       2,263         --        221 (2)         2,484


PROPERTY, PLANT, AND
     EQUIPMENT, NET OF
     ACCUMULATED
     DEPRECIATION                          24,456      2,119      4,901 (3)        31,476


OTHER                                       3,317         66         68 (9)
                                                                     50 (8)
                                                                    (66)(6)         3,635
                                         --------    -------     ------          --------





TOTAL ASSETS                             $ 58,519    $ 4,605    $ 5,228         $  68,352
                                         ========    =======    =======         =========



                                                            HISTORICAL
              LIABILITIES AND                       ----------------------                     PRO FORMA
                STOCKHOLDERS'                       MORTON           B & W         ADJUSTMENTS          COMBINED
              EQUITY (DEFICIT)                      ------           -----         ------------         ---------
                                                                       (In Thousands)

CURRENT LIABILITIES
     Note payable to bank                           $  18,000    $        -        $   4,050  (1)    $      22,050
     Current installments of long-term
         debt, obligations under capital
         leases, and covenants payable                  2,378            376             262  (1)            3,016
     Accounts payable                                  14,697            262            (199) (5)           14,760
     Accrued salaries and wages                         1,242             63              -                  1,305
     Other accrued expenses                             1,840             53             350  (4)            2,243
     Deferred income taxes                                  -            314            (314) (2)               -
                                                    ---------    -----------       ---------         -------------

              Total current liabilities                38,157          1,068           4,149                43,374


LONG-TERM DEBT, EXCLUDING
     CURRENT INSTALLMENTS                              12,587          1,228           3,388  (1)           17,203

OBLIGATIONS UNDER CAPITAL
     LEASES, EXCLUDING
     CURRENT INSTALLMENT                                  187             -               -                    187


OTHER                                                   2,056             -               -                  2,056
                                                    ---------    ----------        ---------         -------------

              Total liabilities                        52,987          2,296           7,537                62,820
                                                    ---------    -----------       ---------         -------------


STOCKHOLDERS' EQUITY
     (DEFICIT)
     Class A common stock                                  38             59             (59) (7)               38
     Class B common stock                                   2             -               -                      2
     Additional paid-in capital                        19,308             10             (10) (7)           19,308
     Retained earnings (deficit)                      (13,816)         2,240          (2,240) (7)          (13,816)
                                                    ---------    -----------       ---------         -------------

              Total stockholders'
                  equity (deficit)                      5,532          2,309          (2,309)                5,532
                                                    ---------    -----------       ---------         -------------


TOTAL LIABILITIES AND
     STOCKHOLDERS' EQUITY
     (DEFICIT)                                      $  58,519    $     4,605       $   5,228         $      68,352
                                                    =========    ===========       =========         =============


             PRO FORMA CONDENSED COMBINED BALANCE SHEET (CONTINUED)


(1) Represents purchase price of $7,700 financed by a $4,050 draw on the bank line of credit and $3,650 of subordinated notes, of which $262 is current and $3,388 is long-term.

(2) Represents a deferred tax asset recognized as part of the purchase price allocation and elimination of the deferred tax liability due to utilization of Morton's net operating loss carryforwards to offset future taxable income of B & W.

(3) Represents increase in appraised value for property, plant, and equipment.

(4) Represents reserves set up at the acquisition date for potential bad debts, environmental clean-up costs, factory rearrangement, and a new information system.

(5)      Elimination of intercompany receivables and payables.

(6) Elimination of cash value of life insurance which was transferred to previous shareholders of B & W.

(7) Elimination of stockholders' equity of B & W after payment of purchase price to previous shareholders of B & W.

(8) Represents value assigned to the noncompete agreements with the previous stockholders of B & W.

(9)      Represents value assigned to goodwill from the acquisition.

               PRO FORMA CONDENSED COMBINED STATEMENT OF EARNINGS


The following unaudited pro forma condensed combined statements of earnings combines the consolidated statement of earnings of Morton Industrial Group, Inc. (Morton) for the quarter ended April 4, 1998 and the year ended December 31, 1997 and the statement of earnings of Carroll George, Inc. (George) for the quarter ended April 4, 1998 and the year ended September 30, 1997 and the statement of earnings of B & W Metal Fabricators, Inc. (B & W) for the quarter ended March 31, 1998 and the year ended December 31, 1997, accounting for the purchases of George and B & W as though the purchases had occurred at the beginning of the respective period.


                                                                                    QUARTER ENDED APRIL 4, 1998
                                             --------------------------     ----------------------------------------------
                                                      HISTORICAL                               PRO FORMA
                                             --------------------------     ADJUSTMENTS        COMBINED           B & W
                                               MORTON          GEORGE       -----------        ---------          -----
                                              --------        ---------        (In Thousands, Except Per Share Amounts)
Net sales                                    $    30,672    $     6,941     $      -        $    37,613        $     2,471
Cost of sales                                     25,956          6,173            -             32,129              1,692

                                             -----------    -----------     ---------       -----------        -----------
              Gross profit                         4,716            768            -              5,484                779
                                             -----------    -----------     ---------       -----------        -----------

Operating expenses:
     Selling expenses                                767            370            -              1,137                120
     Administrative expenses                       2,395            428            -              2,823                294
                                            ------------   ------------
              Total operating expenses             3,162            798            -              3,960                414
                                            ------------   ------------     ---------       -----------        -----------

              Operating income (loss)              1,554            (30)           -              1,524                365
                                            ------------   ------------     ---------       -----------        -----------
Other income (expense):
     Interest expense                               (546)           (75)         (105)  (2)        (726)               (34)
     Miscellaneous                                    22              3            -                 25                 -
                                            ------------    -----------     ---------       -----------        -----------
              Total other income (expense)          (524)           (72)         (105)             (701)               (34)
                                            ------------    -----------     ---------       -----------        -----------

              Earnings (loss) before
                  income taxes                     1,030           (102)         (105)              823                331

Income tax expense (benefit)                          72            (40)           -                 32                132
                                            ------------    -----------

NET EARNINGS (LOSS)                         $        958    $       (62)    $    (105)      $       791        $       199
                                            ============    ===========     =========       ===========        ===========

Earnings (loss) per share:
     Basic                                  $       0.24   $      (8.35)                    $      0.20        $      3.40
                                            ============   ============                     ===========        ===========

     Diluted                                $       0.20   $      (8.35)                    $      0.17        $      3.40
                                            ============   ============                     ===========        ===========

Weighted average number of shares:
     Basic                                     4,001,944          7,424                       4,001,944             58,501
                                            ============    ===========                     ===========        ===========

     Diluted                                   4,687,917          7,424                       4,687,917             58,501
                                            ============    ===========                     ===========        ===========


                                                   QUARTER ENDED APRIL 4, 1998
                                             ----------------------------------------
                                                                      PRO FORMA
                                             ADJUSTMENTS               COMBINED
                                             -----------              ---------
                                             (In Thousands, Except Per Share Amounts)
Net sales                                     $   (325)  (5)          $      39,759
Cost of sales                                     (325)  (5)
                                                    74   (4)                 33,570
                                              --------                -------------
       Gross profit                                (74)                       6,189
                                              --------                -------------

Operating expenses:
  Selling expenses                                  -                         1,257
  Administrative expenses                            7  (6)                   3,124
                                              --------                -------------
       Total operating expenses                      7                        4,381
                                              --------                -------------

       Operating income (loss)                     (81)                       1,808
                                              --------                -------------
Other income (expense):
  Interest expense                                (133)  (2)                   (893)
  Miscellaneous                                     -                            25
                                              --------                -------------
       Total other income (expense)               (133)                        (868)
                                              --------                -------------

       Earnings (loss) before
           income taxes                           (214)                         940

Income tax expense (benefit)                      (132)  (3)                     32
                                              --------                -------------

NET EARNINGS (LOSS)                           $    (82)               $         908
                                              ========                =============

Earnings (loss) per share:
  Basic                                                               $         .23
                                                                      =============

  Diluted                                                             $         .19
                                                                      =============

Weighted average number of shares:
  Basic                                                                   4,001,944
                                                                      =============

  Diluted                                                                 4,687,917
                                                                      =============

               PRO FORMA CONDENSED COMBINED STATEMENT OF EARNINGS



                                                                                             YEAR ENDED DECEMBER 31, 1997
                                                                                   ------------------------------------------------
                                                       HISTORICAL                                     PRO FORMA
                                              ---------------------------         ADJUSTMENTS         COMBINED            B & W
                                              MORTON (1)         GEORGE           -----------         ----------          -----
                                              --------           ------              (In Thousands, Except Per Share Amounts)
Net sales                                    $     94,402      $    22,839        $    -            $      117,241     $     7,699
Cost of sales                                      83,267           19,163             -                   102,430           5,725

                                             ------------      -----------        -------           --------------     -----------
              Gross profit                         11,135            3,676             -                    14,811           1,974
                                             ------------      -----------        -------           --------------     -----------
Operating expenses:
     Selling expenses                               2,231            1,210             -                     3,441             281
     Administrative expenses                       13,746            1,223             -                    14,969           1,225
                                             ------------      -----------        -------           --------------     -----------
              Total operating expenses             15,977            2,433             -                    18,410           1,506
                                             ------------      -----------        -------           --------------     -----------

              Operating income (loss)              (4,842)           1,243             -                    (3,599)            468
                                             ------------      -----------        -------           --------------     -----------

Other income (expense):
     Interest expense                              (3,375)            (198)          (354)   (2)            (3,927)           (122)
     Miscellaneous                                     84                -             -                        84              -
                                             ------------      -----------        -------           --------------     -----------
              Total other income (expense)         (3,291)            (198)          (354)                  (3,843)           (122)
                                             ------------      -----------        -------           --------------     -----------

              Earnings (loss) before
                  income taxes                     (8,133)           1,045           (354)                  (7,442)            346

Income tax expense (benefit)                       (3,224)             375           (375)   (3)            (3,224)            141
                                             ------------      -----------        -------           --------------     -----------

NET EARNINGS (LOSS)                          $     (4,909)     $       670        $    21           $       (4,218)    $       205
                                             ============      ===========        =======           ==============     ===========

Earnings (loss) per share:
     Basic                                   $     (2.52)      $     90.25                          $        (2.17)    $      3.50
                                             ===========       ===========                          ==============     ===========

     Diluted                                 $     (2.52)      $     90.25                          $        (2.17)    $      3.50
                                             ===========       ===========                          ==============     ===========

Weighted average number of shares:
     Basic                                      1,944,444            7,424                               1,944,444          58,501
                                             ============      ===========                          ==============     ===========

     Diluted                                    1,944,444            7,424                               1,944,444          58,501
                                             ============      ===========                          ==============     ===========


                                                   YEAR ENDED DECEMBER 31, 1997
                                               -------------------------------------
                                                                       PRO FORMA
                                                 ADJUSTMENTS           COMBINED
                                                 -----------           ---------
                                              (In Thousands, Except Per Share Amounts)
Net sales                                        $    (16)  (5)     $       124,924
Cost of sales                                         (16)  (5)
                                                      257   (4)             108,396
                                                 --------           ---------------
              Gross profit                           (257)                   16,528
                                                 --------           ---------------
Operating expenses:
     Selling expenses                                  27   (6)               3,722
     Administrative expenses                           -                     16,221
                                                 --------           ---------------
              Total operating expenses                 27                    19,943
                                                 --------           ---------------

              Operating income (loss)                (284)                   (3,415)
                                                 --------           ---------------

Other income (expense):
     Interest expense                                (528)  (2)              (4,577)
     Miscellaneous                                     -                         84
                                                 --------           ---------------
              Total other income (expense)           (528)                   (4,493)
                                                 --------           ---------------

              Earnings (loss) before
                  income taxes                       (812)                   (7,908)

Income tax expense (benefit)                         (141)  (3)              (3,224)
                                                 --------           ---------------

NET EARNINGS (LOSS)                              $   (671)          $        (4,684)
                                                 ========           ===============

Earnings (loss) per share:
     Basic                                                          $         (2.41)
                                                                    ===============

     Diluted                                                        $         (2.41)
                                                                    ===============

Weighted average number of shares:
     Basic                                                                1,944,444
                                                                    ===============

     Diluted                                                              1,944,444
                                                                    ===============


(1) Amounts for Morton for the twelve month period ended December 31, 1997 were determined by adding results for the six months ended June 30, 1997 and the results for the six months ended December 31, 1997 adjusting the income tax provision to the estimated effective rate. Subsequent to June 30, 1997, Morton changed its fiscal year end from June 30 to December 31.

(2) Represents incremental interest expense relating to the additional debt of Morton resulting from the completed acquisition of George and B & W, net of the interest savings resulting from refinancing existing George and B & W debt at a lower interest rate.

(3) Represents adjustment of the income tax provision to the estimated amount. Morton has net operating loss carryforwards which could be utilized to offset the taxable income of George and B & W. A deferred tax asset would have been recorded as part of the purchase price allocation.

(4) Represents incremental depreciation expense resulting from adjustments to asset bases and useful lives relating to the acquisition.

(5)    Elimination of sales and purchases between Morton and B & W.

(6)    Represents amortization of goodwill and the noncompete agreements.